UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2008

Date of reporting period: January 1, 2008 — December 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|08

Annual report

Putnam VT International New Opportunities Fund

Putnam INVESTMENTS

Putnam VT International New Opportunities Fund

Putnam Investments is pleased to provide this annual report for shareholders of Putnam Variable Trust, a variable annuity offering you access to 28 funds and a wide range of investment choices. Putnam Variable Trust funds are the underlying investments for the variable insurance product subaccounts.

We are pleased to announce several important changes to our equity fund lineup and portfolio management under President and Chief Executive Officer Robert L. Reynolds. Key among them is replacing the team management structure of Putnam equity funds with a more nimble decision-making process that vests full authority and responsibility with individual fund managers. The portfolio manager of Putnam VT International New Opportunities Fund is Jeffrey Sacknowitz, who joined the company in 1999 and has 16 years of investment industry experience. In other moves aimed at achieving performance excellence, Putnam has bolstered its ranks of seasoned equity analysts with several important hires.

INVESTMENT OBJECTIVE
Long-term capital appreciation
PORTFOLIO
Primarily common stocks of companies located outside the United
States believed to have strong growth potential

NET ASSET VALUE	December 31, 2008
Class IA	$11.67
Class IB	$11.62

PERFORMANCE SUMMARY

Total return at net asset value	Class	Class
(as of 12/31/08)	IA Shares*	IB Shares†

1 year	-42.36%	-42.48%

5 years	11.51	10.20

Annualized	2.20	1.96

10 years	14.90	12.48

Annualized	1.40	1.18

Life	32.66	29.49

Annualized	2.38	2.18

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

*Class inception date: January 2, 1997.

†Class inception date: April 30, 1998. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

PORTFOLIO COMPOSITION

Portfolio composition will vary over time. Allocations represented as a percentage of total investments. Due to rounding, percentages may not equal 100%. Information is as of 12/31/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International equities performed poorly during 2008, reflecting an environment characterized by a sharp decline in economic growth, the widening effects of the financial and credit crises, and heightened investor risk aversion. With this as the backdrop, Putnam VT International New Opportunities Fund’s class IA shares had a loss of 42.36% at net asset value for the 12 months ended December 31, 2008.

While the fund produced a negative absolute return during the past year, fund management helped mitigate the full effect of the bear market by taking actions designed to reduce risk. Most notably, the portfolio was tilted toward the defensive areas of the market — such as the health-care and consumer staples sectors —and away from financials and other sector stocks with a higher degree of sensitivity to the overall economy.

Consistent with trends in the broader market, some of the fund’s best performers, on a relative basis, were stocks typically seen as being the most defensive. Included in this group were Reckitt Benckiser, a United Kingdom-based manufacturer of household products; Toyo Suisan, a Japanese food company; and Astellas Pharmaceutical, also based in Japan. These three companies are similar in that they share stable businesses and low sensitivity to economic trends. On the other side of the ledger, the most notable detractors were stocks that tend to be more cyclical in nature, such as the steel company Arcelor Mittal and the apparel retailer Esprit Holdings. A position in the troubled Australian financial stock Babcock & Brown, which suffered losses due to the global credit crunch, also weighed on the fund’s return. The fund sold its holdings in Esprit Holdings and Babcock & Brown before the end of the year.

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The current fund management took over the fund in October 2008. Since then, management has placed a higher priority on incorporating the insights of Putnam’s fundamental research team into the stock selection process. It also has favored a more balanced style over the heavy sector weightings that previously characterized the fund. Management believes that this approach puts the fund in the best position to leverage Putnam’s fundamental research capabilities.

While the fund’s management remains cautious on the outlook for 2009, the massive stimulus efforts by governments around the world mean that the worst of the market volatility may now be behind us. Faced with a market characterized by both high risks and substantial opportunities, management is staying defensive but also selectively purchasing shares in higher-growth companies — such as Kurita Water and Baoshan Iron and Steel — when valuations fall to attractive levels. During the final months of 2008, for example, management sought to take advantage of the extreme downdraft in the global markets by purchasing less-defensive stocks in the technology and solar energy sectors, HTC and Yingli Green Energy Holdings. These newer holdings generally performed well once the broader market recovered from its mid-November lows, and all remained in the portfolio at year-end. Management believes it will be well positioned to capitalize as similar opportunities arise in 2009 through its emphasis on fundamental research and focus on valuations.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value — since 12/31/98

Morgan Stanley Capital International (MSCI) EAFE Growth Index is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-then-average growth orientation. The S&P Developed ex US LargeMidCap Growth Index is an unmanaged index of mostly large- and some mid-cap stocks from developed countries excluding the United States, chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index.

FUND MANAGEMENT

The fund is managed by Jeffrey Sacknowitz. He may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.

Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Understanding your VT fund’s expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information in this section, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the table in this section, containing expense and value information, show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2008 to December 31, 2008. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000”) for the class of shares you own (using the first two class IA and class IB columns only).

Compare your fund’s expenses with those of other funds

You can also use this table to compare your fund’s expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended December 31, 2008. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. During portions of the period, the fund limited expenses; had it not done so, expenses would have been higher.

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/08		ENDED 12/31/08

	Class IA	Class IB	Class IA	Class IB

VT International New Opportunities Fund
Expenses paid per $1,000	$4.51	$5.54	$5.53	$6.80
Ending value (after expenses)	$645.50	$644.80	$1,019.66	$1,018.40
Annualized expense ratio*	1.09%	1.34%	1.09%	1.34%
Lipper peer group avg. expense ratio†	1.08%	1.33%	1.08%	1.33%

* For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average.The Lipper average is a simple average of expenses of the mutual funds serving as investment vehicles for variable insurance products in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce subaccount expenses.To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by class IB shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods.The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually whether to approve the continuance of each fund’s management contract with Putnam Investment Management (“Putnam Management”) and, in respect of certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In 2008, the Board of Trustees also approved a new sub-management contract, in respect of certain funds in Putnam Variable Trust, between PIL and Putnam Management, and a new sub-advisory contract, in respect of certain funds in Putnam Variable Trust, among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract, and in respect of certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes

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in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of the funds in Putnam Variable Trust voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., the fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam VT International New Opportunities Fund	66th	62nd

(Because a fund’s custom peer group is smaller than its broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not apply to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during

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periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered the Lipper peer group percentile rankings for the fund’s class IA share cumulative total return performance results at net asset value for the one-year, three-year and five-year periods ended December 31, 2007. This information is shown in the following table. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. In addition, results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer group for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds. Past performance is no guarantee of future returns.

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	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 12/31/07	in category)	in category)	in category)

Putnam VT International New Opportunities Fund	48th (71)	28th (54)	60th (48)
Lipper VP (Underlying Funds) — International Growth Funds

See page 9 for more recent Lipper performance ranking information for the fund. Past performance is no guarantee of future results.

* * *

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management

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provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

More Recent Peer Group Rankings

More recent Lipper percentile rankings are shown for the fund in the following table. Note that this information was not available to the Trustees when they approved the continuance of the funds’ management contract. The table shows the Lipper peer group percentile rankings of the fund’s class IA share total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-year, five-year, and ten-year periods ended on the most recent calendar quarter (December 31, 2008). Where applicable, the table also shows the fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds.

	One-year	Five-year	Ten-year
IA Share as of 12/31/08	period rank	period rank	period rank

Putnam VT International New Opportunities Fund	23% (18/80)	50% (26/51)	45% (13/28)
Lipper VP (Underlying Funds) — International Growth Funds

Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited and the Sub-Advisory Contract among Putnam Management, Putnam Investments Limited andThe Putnam Advisory Company

In 2008, the Trustees approved a new sub-management contract between Putnam Management and PIL in respect of certain funds in Putnam Variable Trust, under which PIL’s London office would begin managing a separate portion of the assets of certain funds. Also in 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of certain funds in Putnam Variable Trust, under which PAC’s Tokyo branch would begin providing non-discretionary investment services to certain funds, and PAC’s Singapore branch would begin providing discretionary investment management services to certain funds. The applicable funds and their respective sub-management and/or sub-advisory contracts are listed in the table below, along with the Trustee approval date, the effective date of the services, and the type of PAC services provided, if applicable. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management contract and the sub-advisory contract in respect of the funds in Putnam Variable Trust listed below.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Tokyo and Singapore offices to manage a portion of certain funds’ assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London, Tokyo and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to the applicable funds.

		Trustee Approval		Type of PAC
Fund Name	Contract(s)	Date(s)	Effective Date(s)	Services Provided*

Putnam VT International New	PAC sub-advisory contract	May 2008	April 30, 2009	Discretionary investment
Opportunities Fund				management services

*Discretionary investment management services are provided by PAC’s Singapore office and non-discretionary investment management services are provided by PAC’s Tokyo office.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International New Opportunities Fund (the “fund”) at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2009

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Putnam VT International New Opportunities Fund

The fund’s portfolio
12/31/08

COMMON STOCKS (96.2%)*

	Shares	Value

Aerospace and defense (3.5%)
BAE Systems PLC (United Kingdom)	350,008	$1,935,031
Finmeccanica SpA (Italy)	149,807	2,306,614
		4,241,645

Airlines (0.2%)
Qantas Airways, Ltd. (Australia)	159,954	299,727
		299,727

Automotive (1.1%)
Honda Motor Co., Ltd. (Japan)	40,200	869,910
Volkswagen AG (Germany)	1,409	495,661
		1,365,571

Banking (2.7%)
Industrial & Commercial Bank
of China (China)	1,526,000	811,052
Mitsubishi UFJ Financial
Group, Inc. (Japan)	103,600	641,415
Mitsubishi UFJ Financial
Group, Inc. 144A (Japan)	60,762	376,194
Standard Chartered PLC
(United Kingdom)	79,115	1,025,877
Sumitomo Mitsui Financial
Group, Inc. (Japan)	81	350,100
		3,204,638

Beverage (1.9%)
Britvic PLC (United Kingdom)	342,490	1,325,575
InBev NV 144A (Belgium)	41,468	965,454
		2,291,029

Chemicals (2.4%)
Givaudan SA (Switzerland)	675	528,089
Linde AG (Germany)	6,178	525,004
Syngenta AG (Switzerland)	9,391	1,806,847
		2,859,940

Commercial and consumer services (3.0%)
Compass Group PLC (United Kingdom)	107,346	540,346
De La Rue PLC (United Kingdom)	59,335	787,401
Nissha Printing Co., Ltd. (Japan)	21,100	837,593
SECOM Co., Ltd. (Japan)	28,400	1,459,625
		3,624,965

Communications equipment (3.4%)
Nokia OYJ (Finland)	147,611	2,298,035
Qualcomm, Inc.	50,564	1,811,708
		4,109,743

Computers (0.6%)
Fujitsu, Ltd. (Japan)	125,000	602,853
Ju Teng International Holdings,
Ltd. (Hong Kong) †	744,000	156,242
		759,095

COMMON STOCKS (96.2%)* continued

	Shares	Value

Conglomerates (2.0%)
Vivendi SA (France)	72,282	$2,363,238
		2,363,238

Consumer (0.8%)
LVMH Moet Hennessy Louis Vuitton
SA (France)	15,103	1,018,983
		1,018,983

Consumer goods (1.8%)
KAO Corp. (Japan)	27,000	815,840
Reckitt Benckiser PLC
(United Kingdom)	35,129	1,327,507
		2,143,347

Electric utilities (3.8%)
Electricite de France (France)	20,528	1,198,128
E.On AG (Germany)	63,422	2,575,400
Kyushu Electric Power Co., Inc.
(Japan)	27,800	737,811
		4,511,339

Electronics (0.8%)
High Tech Computer Corp. (Taiwan)	96,000	970,239
		970,239

Energy (oil field) (0.2%)
Petroleum Geo-Services ASA
(Norway) †	68,150	280,080
		280,080

Energy (other) (1.5%)
First Solar, Inc. †	7,900	1,089,884
Yingli Green Energy Holding Co.,
Ltd. ADR (China) †	121,674	742,211
		1,832,095

Engineering and construction (0.6%)
Vinci SA (France)	16,634	703,455
		703,455

Environmental (0.8%)
Kurita Water Industries, Ltd.
(Japan)	37,400	1,005,318
		1,005,318

Financial (1.7%)
Sampo OYJ Class A (Finland)	54,324	1,018,947
Sony Financial Holdings, Inc.
(Japan)	251	961,770
		1,980,717

Food (9.2%)
Groupe Danone (France)	12,785	774,886
Koninklijke Ahold NV (Netherlands)	113,744	1,403,855
Nestle SA (Switzerland)	174,751	6,840,151
Sodexho Alliance SA (France)	14,162	787,024
Toyo Suisan Kaisha, Ltd. (Japan)	45,000	1,290,580
		11,096,496

12

Putnam VT International New Opportunities Fund

COMMON STOCKS (96.2%)* continued

	Shares	Value

Health-care services (1.1%)
Suzuken Co., Ltd. (Japan)	44,000	$1,322,867
		1,322,867

Insurance (4.2%)
Allianz SE (Germany)	2,535	273,044
AXA SA (France)	27,036	605,297
Muenchener
Rueckversicherungs-Gesellschaft
AG (Germany)	4,375	690,412
Prudential PLC (United Kingdom)	129,855	801,939
SCOR (France)	28,640	661,214
Tokio Marine Holdings, Inc. (Japan)	40,200	1,175,356
Zurich Financial Services AG
(Switzerland)	3,852	830,440
		5,037,702

Machinery (1.1%)
Alstom (France)	18,258	1,082,725
THK Co., Ltd. (Japan)	27,900	292,529
		1,375,254

Manufacturing (1.4%)
Charter PLC (United Kingdom)	25,257	122,249
Glory, Ltd. (Japan)	78,200	1,526,124
		1,648,373

Medical technology (1.9%)
China Medical Technologies, Inc.
ADR (China)	19,650	398,109
Terumo Corp. (Japan)	41,100	1,920,517
		2,318,626

Metals (5.9%)
ArcelorMittal (Luxembourg)	11,828	286,942
BHP Billiton PLC (United Kingdom)	121,568	2,322,851
BHP Billiton, Ltd. (Australia)	156,132	3,341,644
Vallourec SA (France)	4,557	520,474
Zhaojin Mining Industry Co., Ltd.
(China)	770,000	600,290
		7,072,201

Natural gas utilities (4.2%)
Centrica PLC (United Kingdom)	439,452	1,712,931
Gaz de France SA (France)	42,634	2,120,422
Tokyo Gas Co., Ltd. (Japan)	227,000	1,147,785
		4,981,138

Oil and gas (4.9%)
BG Group PLC (United Kingdom)	143,654	2,023,104
China Petroleum & Chemical Corp.
(China)	1,990,000	1,225,994
StatoilHydro ASA (Norway)	55,511	920,618
Total SA (France)	30,303	1,659,003
		5,828,719

COMMON STOCKS (96.2%)* continued

	Shares	Value

Pharmaceuticals (12.5%)
Astellas Pharma, Inc. (Japan)	29,600	$1,201,814
AstraZeneca PLC
(London Exchange) (United Kingdom)	27,550	1,132,321
CSL, Ltd. 144A (Australia)	22,957	550,882
GlaxoSmithKline PLC
(United Kingdom)	39,334	740,700
Hisamitsu Pharmaceutical Co., Inc.
(Japan)	9,700	395,149
Novartis AG (Switzerland)	90,396	4,498,182
Roche Holding AG (Switzerland)	30,181	4,614,010
Sanofi-Aventis (France)	12,376	789,356
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	11,200	476,784
UCB SA (Belgium)	19,389	634,227
		15,033,425

Publishing (1.0%)
Reed Elsevier PLC (United Kingdom)	154,686	1,143,673
		1,143,673

Railroads (0.9%)
East Japan Railway Co. (Japan)	135	1,052,005
		1,052,005

Real estate (1.1%)
Link REIT (The) (Hong Kong) (R)	567,000	942,554
Mitsubishi Estate Co., Ltd. (Japan)	11,000	181,004
Unibail-Rodamco (France) (R)	1,643	245,740
		1,369,298

Retail (1.2%)
Lawson, Inc. (Japan)	20,500	1,179,675
Next PLC (United Kingdom)	15,783	250,650
		1,430,325

Semiconductor (0.8%)
ASML Holding NV (Netherlands)	35,395	634,286
Formfactor, Inc. †	24,105	351,933
		986,219

Software (2.4%)
SAP AG (Germany)	51,738	1,862,050
UBISOFT Entertainment (France) †	50,527	992,034
		2,854,084

Telecommunications (5.3%)
France Telecom SA (France)	20,284	569,755
KDDI Corp. (Japan)	255	1,812,211
Koninklijke (Royal) KPN NV
(Netherlands)	115,818	1,686,529
Taiwan Mobile Co., Ltd. (Taiwan)	345,000	513,754
Telefonica SA (Spain)	77,136	1,736,317
		6,318,566

13

Putnam VT International New Opportunities Fund

COMMON STOCKS (96.2%)* continued

	Shares	Value

Telephone (0.7%)
Swisscom AG (Switzerland)	2,753	$882,663
		882,663

Tobacco (2.5%)
BAT Industries PLC (United Kingdom)	74,300	1,958,291
Japan Tobacco, Inc. (Japan)	323	1,067,229
		3,025,520

Toys (1.1%)
Nintendo Co., Ltd. (Japan)	3,400	1,303,388
		1,303,388

Total common stocks (cost $125,847,278)		$115,645,706

WARRANTS (0.4%)* †

	Expiration	Strike
	date	price	Warrants	Value

Baoshan Iron &
Steel Co. 144A
(China)	12/23/09	$0.00	782,100	$531,906

Total warrants (cost $582,195)				$531,906

SHORT-TERM INVESTMENTS (3.6%)*

Principal amount/shares		Value

Federated Prime Obligations Fund	3,258,537	$3,258,537
U.S. Treasury Cash Management
Bills, for effective yields
ranging from 0.31% to 0.35%,
May 15, 2009 #	$1,105,000	1,101,382

Total short-term investments (cost $4,362,165)		$4,359,919

Total investments (cost $130,791,638)		$120,537,531

* Percentages indicated are based on net assets of $120,161,431.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2008.

(R) Real Estate InvestmentTrust.

At December 31, 2008, liquid assets totaling $234,434 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2008
(as a percentage of Portfolio Value):
Japan	21.3%
Switzerland	16.6
United Kingdom	15.9
France	13.3
United States	6.3
Germany	5.3
China	3.6
Australia	3.5
Netherlands	3.1
Finland	2.8
Italy	1.9
Spain	1.4
Belgium	1.3
Taiwan	1.2
Norway	1.0
Hong Kong	0.9
Other	0.6

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/08
(aggregate face value $45,211,973)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$5,990,777	$6,064,770	1/21/09	$(73,993)
British Pound	9,582,028	9,662,489	1/21/09	(80,461)
Canadian Dollar	6,155,031	6,680,369	1/21/09	(525,338)
Euro	12,480,876	11,441,652	1/21/09	1,039,224
Japanese Yen	6,361,034	6,335,429	1/21/09	25,605
Norwegian Krone	1,525,587	1,497,336	1/21/09	28,251
Swedish Krona	2,847,939	2,763,195	1/21/09	84,744
Swiss Franc	861,344	766,733	1/21/09	94,611

Total				$592,643

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/08
(aggregate face value $35,240,949)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,647,937	$2,739,208	1/21/09	$91,271
British Pound	2,786,449	2,810,817	1/21/09	24,368
Canadian Dollar	6,846,052	7,702,341	1/21/09	856,289
Euro	14,145,179	12,977,710	1/21/09	(1,167,469)
Norwegian Krone	2,619,961	2,572,572	1/21/09	(47,389)
Swedish Krona	1,970,206	1,903,788	1/21/09	(66,418)
Swiss Franc	5,052,242	4,534,513	1/21/09	(517,729)

Total				$(827,077)

14

Putnam VT International New Opportunities Fund

FUTURES CONTRACTS OUTSTANDING at 12/31/08

Number of			Expiration	Unrealized
contracts		Value	date	appreciation

Dow Jones Euro
Stoxx 50 Index (Long)	7	$239,397	Mar-09	$2,419
New Financial Times
Stock Exchange
100 Index (Long)	2	128,048	Mar-09	4,420
SPI 200 Index (Long)	1	66,351	Mar-09	3,486
Tokyo Price Index (Long)	2	189,763	Mar-09	10,028

Total				$20,353

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements.The Standard establishes a three-level hierarchy for disclosure of fair value measurements.The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2008:

		Other
	Investments in	financial
Valuation inputs	securities	instruments*

Level 1	$8,129,166	$20,353
Level 2	112,408,365	(234,434)
Level 3	—	—

Total	$120,537,531	$(214,081)

*Other financial instruments include futures, written options,TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
15

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities

December 31, 2008
Putnam VT
International
New Opportunities
Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$120,537,531
Dividends, interest, and other receivables	126,943
Receivable for shares of the fund sold	145
Receivable for securities sold	1,152,266
Receivable for open forward currency contracts (Note 1)	2,582,835
Receivable for closed forward currency contracts (Note 1)	1,317,864
Receivable for receivable purchase agreement (Note 2)	47,151
Receivable for variation margin (Note 1)	2,458
Foreign tax reclaim	88,223

Total assets	125,855,416

Liabilities
Payable to custodian (Note 2)	1,026,041
Payable for securities purchased	542,124
Payable for shares of the fund repurchased	59,816
Payable for compensation of Manager (Notes 2 and 5)	251,743
Payable for investor servicing fees (Note 2)	1,239
Payable for custodian fees (Note 2)	22,269
Payable for Trustee compensation and expenses (Note 2)	70,707
Payable for administrative services (Note 2)	1,412
Payable for distribution fees (Note 2)	14,618
Payable for open forward currency contracts (Note 1)	2,817,269
Payable for closed forward currency contracts (Note 1)	851,704
Other accrued expenses	35,043

Total liabilities	5,693,985

Net assets	$120,161,431

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$254,768,563
Undistributed net investment income (loss) (Note 1)	2,167,148
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(126,341,355)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies	(10,432,925)

Total — Representing net assets applicable to capital
shares outstanding	$120,161,431

Computation of net asset value Class IA
Net Assets	$48,582,447
Number of shares outstanding	4,162,518
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.67
Computation of net asset value Class IB
Net Assets	$71,578,984
Number of shares outstanding	6,162,094
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.62

Cost of investments, (Note 1):
Unaffiliated issuers	$130,791,638

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
16

PUTNAM VARIABLE TRUST

Statement of Operations

December 31, 2008
Putnam VT
International
New Opportunities
Fund

Investment income
Dividends	$6,880,186
Interest — unaffiliated issuers	10,982
Interest — affiliated issuers (Note 5)	138,886
Securities lending	230,452
Less: foreign taxes withheld	(613,713)

Total investment income	6,646,793

Expenses
Compensation of Manager (Note 2)	2,000,965
Investor servicing fees (Note 2)	60,736
Custodian fees (Note 2)	61,106
Trustee compensation and expenses (Note 2)	30,182
Administrative services (Note 2)	22,393
Distribution fees — class IB (Note 2)	294,220
Auditing	68,282
Legal	29,961
Other	80,785
Fees waived and reimbursed by Manager (Notes 2 and 5)	(159,236)

Total expenses	2,489,394

Expense reduction (Note 2)	(43,722)

Net expenses	2,445,672

Net investment income (loss)	4,201,121

Net realized gain (loss) on investments (Notes 1 and 3)	(51,772,463)
Net increase from payments by affiliates (Note 2)	1,167
Net realized gain (loss) on futures contracts (Note 1)	(69,559)
Net realized gain (loss) on foreign currency transactions (Note 1)	(3,049,306)
Net unrealized appreciation (depreciation) of assets and
liabilities in foreign currencies during the year	25,556
Net unrealized appreciation (depreciation) of investments and
futures contracts during the year	(53,512,434)

Net gain (loss) on investments	(108,377,039)

Net increase (decrease) in net assets resulting
from operations	$(104,175,918)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
17

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets

	Putnam VT
	International New Opportunities Fund
	Year ended
	December 31	December 31
	2008	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$4,201,121	$2,698,344
Net realized gain (loss) on investments and
foreign currency transactions	(54,890,161)	49,841,872
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(53,486,878)	(16,454,153)

Net increase (decrease) in net assets
resulting from operations	(104,175,918)	36,086,063

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,633,230)	(1,293,024)
Class IB	(1,912,211)	(1,504,873)
Increase in capital from settlement payment (Note 6)	880,428	—
Increase (decrease) from capital share
transactions (Note 4)	(59,211,948)	(34,748,711)

Total increase (decrease) in net assets	(166,052,879)	(1,460,545)

Net assets:
Beginning of year	286,214,310	287,674,855

End of year	$120,161,431	$286,214,310

Undistributed net investment income (loss),
end of year	$2,167,148	$3,680,348

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
18

THIS PAGE LEFT BLANK INTENTIONALLY

19

PUTNAM VARIABLE TRUST
Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	return of	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,i)	investments	operations	income	investments	capital	distributions	reimbursements	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d,i)	net assets (%)(i)	(%)

Putnam VT International New Opportunities Fund (Class IA)
December 31, 2008	$20.59	.37	(9.05)	(8.68)	(.31)	—	—	(.31)	.07(m,n)	$11.67	(42.36)	$48,582	1.10	2.25	134.88
December 31, 2007	18.34	.21	2.25	2.46	(.21)	—	—	(.21)	—	20.59	13.52	119,992	1.11	1.06	106.90
December 31, 2006	14.73	.15	3.71	3.86	(.25)	—	—	(.25)	—	18.34	26.42	118,241	1.15	.89	94.40
December 31, 2005	12.53	.17(k)	2.15	2.32	(.12)	—	—	(.12)	—	14.73	18.64(k)	101,535	1.21	1.27(k)	91.01
December 31, 2004	11.16	.11	1.40	1.51	(.14)	—	—	(.14)	—	12.53	13.63	89,615	1.25	.96	139.72

Putnam VT International New Opportunities Fund (Class IB)
December 31, 2008	$20.48	.33	(9.01)	(8.68)	(.25)	—	—	(.25)	.07(m,n)	$11.62	(42.48)	$71,579	1.35	2.00	134.88
December 31, 2007	18.25	.16	2.24	2.40	(.17)	—	—	(.17)	—	20.48	13.21	166,222	1.36	.82	106.90
December 31, 2006	14.66	.10	3.70	3.80	(.21)	—	—	(.21)	—	18.25	26.13	169,254	1.40	.62	94.40
December 31, 2005	12.47	.13(k)	2.15	2.28	(.09)	—	—	(.09)	—	14.66	18.36(k)	151,178	1.46	1.01(k)	91.01
December 31, 2004	11.11	.08	1.39	1.47	(.11)	—	—	(.11)	—	12.47	13.35	141,110	1.50	.70	139.72

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses of the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage/service arrangements. (Note 2).

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

December 31, 2008	0.08%

December 31, 2007	0.06

December 31, 2006	0.09

December 31, 2005	0.04

December 31, 2004	0.01

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class IA and IB shares for the year ended December 31, 2005.

(m) Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.06 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

(n) Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008 (Note 6).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
20	21

PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 2008

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

Putnam VT International New Opportunities Fund (the “fund”) is one of a series of funds comprising Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks of companies located outside of the United States.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported —as in the case of some securities traded over-the-counter —a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the

22

amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss.

23

When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2008, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2008, the fund had a capital loss carryover of $124,175,242 available to the extent allowed

24

by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$37,050,831	December 31, 2009
37,566,266	December 31, 2010
49,558,145	December 31, 2016

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, restitution payment and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2008, the fund reclassified $2,168,880 to decrease undistributed net investment income and $1,035,483 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,204,363.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2008 were as follows:

Unrealized appreciation	$9,152,170
Unrealized depreciation	(21,572,390)
—————————
Net unrealized depreciation	(12,420,220)
Undistributed ordinary income	1,932,715
Capital loss carryforward	(124,175,242)
Cost for federal income tax purposes	$132,957,751

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At December 31, 2008, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.5% of the fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES, AND OTHER TRANSACTIONS

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund's total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and

25

brokerage service arrangements that reduced expenses of the fund.

For the year ended December 31, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $154,633 of its management fee from the fund.

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $1,167 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $182,958 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from Lehman Brothers Special Financing, Inc. which is included in the Statement of assets and liabilities within the Receivable for closed forward currency contracts. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. During the year ended December 31, 2008, the amounts incurred for investor servicing agent functions provided by PFTC are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended December 31, 2008, the fund's expenses were reduced by $1,373 under the expense offset arrangements and by $42,349 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $321, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and

26

industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $266,776,917 and $331,705,212, respectively. There were no purchases or sales of U.S. government securities.

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NOTE 4
CAPITAL SHARES

At December 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Year ended December 31		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT International New Opportunities Fund Class IA
Shares sold	94,119	$1,731,462	793,466	$16,553,125
Shares issued in connection with reinvestment of distributions	89,492	1,633,230	67,450	1,293,024

	183,611	3,364,692	860,916	17,846,149
Shares repurchased	(1,849,588)	(30,557,974)	(1,488,725)	(29,572,322)

Net decrease	(1,665,977)	$(27,193,282)	(627,809)	$(11,726,173)

Putnam VT International New Opportunities Fund Class IB
Shares sold	132,999	$2,162,086	370,535	$7,559,301
Shares issued in connection with reinvestment of distributions	105,067	1,912,211	78,789	1,504,873

	238,066	4,074,297	449,324	9,064,174
Shares repurchased	(2,193,420)	(36,092,963)	(1,606,591)	(32,086,712)

Net decrease	(1,955,354)	$(32,018,666)	(1,157,267)	$(23,022,538)

NOTE 5
INVESTMENT IN PUTNAM PRIME
MONEY MARKET FUND

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended December 31, 2008, management fees paid were reduced by $4,603 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $138,886 for the year ended December 31, 2008. During the year ended December 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $82,839,616 and $85,215,113, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

NOTE 6
REGULATORY MATTERS AND LITIGATION

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment

28

management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the fund received a payment from Putnam Management for $128,701 related to restitution payments in connection with a distribution plan approved by the SEC. This amount is reported as Increase in capital from settlement payments line on the Statement of changes in net assets.

NOTE 7
NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

NOTE 8
MARKET AND CREDIT RISK

In the normal course of business the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

NOTE 9
OTHER ITEMS

In February 2009 pursuant to an authorized shareholder request, Putnam VT International New Opportunities Fund will have a redemption-in-kind, which is estimated to be $45 million or approximately 39% of the fund’s net assets as of December 31, 2008.

The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. As of December 31, 2008, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. Any decision by the counter-party to elect early termination could impact the fund's future derivative activity. At December 31, 2008, the fund had net unrealized gains/(losses) on derivative contracts subject to the Master Agreements of $1,764,463 and $(1,998,897), respectively. The fund intends to seek a waiver of, or other relief from this provision, from the counterparties.

29

PUTNAM VARIABLE TRUST

Federal Tax Information
(Unaudited)

For the year ended December 31, 2008, interest and dividends from foreign countries were $6,872,095 or $0.67 per share (for all classes of shares). Taxes paid to foreign countries were $271,595 or $0.03 per share (for all classes of shares).

30

PUTNAM VARIABLE TRUST
Brokerage Commissions
December 31, 2008 (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam’s groupings of funds and these groups’ largest relationships based upon brokerage commissions for the 12 months ended December 31, 2008.

INTERNATIONAL GROUP

Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, UBS Securities, Deutsche Bank Securities, Citigroup Global Markets, and Goldman Sachs & Co. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the 12 months ended December 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Sanford C. Bernstein & Co., CLSA, Keefe, Bruyette & Woods, Lehman Brothers, Macquaire Securities (USA), Merrill Lynch, Pierce, Fenner and Smith, JPMorgan Securities, Morgan Stanley & Co., RBC Capital Markets, and Redburn Partners.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

31

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds
December 31, 2008

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

32

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds (Continued)
December 31, 2008

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

33

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds (Continued)
December 31, 2008

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

34

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds (Continued)
December 31, 2008

Robert L. Reynolds* (Born 1952), Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B. Worley (Born 1945), Trustee since 2004 Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2008, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an“interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

35

PUTNAM VARIABLE TRUST

Officers of the Putnam Funds
December 31, 2008

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Manage-
Jonathan S. Horwitz (Born 1955)	ment and Putnam Retail Management. Prior to 2004, General
Senior Vice President and Treasurer	Counsel, State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Managing Director, Putnam Investments, Putnam Management,
Since 2002	and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior
Senior Managing Director, Putnam Investments	Counsel, Liberty Funds Group LLC

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer	Vice President and BSA Compliance Officer
and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments
and Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Managing Director, Putnam Investments	Since 2005

Beth S. Mazor (Born 1958)	Senior Associate Treasurer/Assistant Clerk of Funds
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
Managing Director, Putnam Investments	and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President	Manager, Mutual Fund Proxy Voting
Since 2004

Managing Director, Putnam Investments and Putnam Manage-
ment. During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

36

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39

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57-59 St James's Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.

255468 2/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2008	$57,685	$--	$8,450	$229*

December 31, 2007	$52,496	$29	$9,725	$155*

* Includes fees of $229 and $155 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2008 and December 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2008 and December 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $180,225 and $85,538 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2008	$ -	$73,000	$ -	$ -

December 31, 2007	$ -	$ 21,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 27, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 27, 2009